                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Moore Medical Corp. (the "Company") on Form 10-K for the fiscal year ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Zinzarella, Vice President of Finance, Treasurer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

  /s/ John M. Zinzarella
--------------------------------
John M. Zinzarella, CPA
Vice President of Finance,
Treasurer and Chief Financial Officer
March 28, 2003